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                                                                   EXHIBIT 10(U)


         STOCK OPTION AGREEMENT made as of the ___ day of __________, by and between CANTEL INDUSTRIES, INC., a Delaware corporation with principal offices located at 1135 Broad Street, Clifton, New Jersey 07013, (the "Company"), and _________________
(the "Optionee").

                     -------------------------------------------

         The Company has adopted the 1996 Employee Stock Option Plan (the "1996 Plan"), permitting the grant of incentive stock options (within the meaning of
Section 422 of the Internal Revenue Code) to employees of the Company or its subsidiaries or any parent corporation of the Company. The Optionee, pursuant to the 1996 Plan, is presently employed by the Company or one of its subsidiaries. The Company is desirous of increasing the incentive of the Optionee to exert his utmost efforts to improve the business and increase the assets of the Company.
         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, receipt of which is hereby acknowledged, the Company, pursuant to the Plan, hereby grants the Optionee the option to acquire shares of the common stock of the Company upon the following terms and conditions:
         1.  GRANT OF OPTION.   (a)  The Company hereby grants to the Optionee
             ---------------
the right and option (the "Option") to purchase up to _______________ shares of Common Stock, par value $.10 per share, of the Company (the "Shares"), to be issued upon the exercise hereof,


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fully paid and non-assessable, during the following periods:
         (i)   No Shares may be purchased hereunder prior to _______________;
        (ii)   ______________ Shares may be purchased commencing ______________;
       (iii) an additional ___________ Shares may be purchased commencing ___________;
        (iv) an additional ___________ Shares may be purchased commencing ___________; and
         (v)   an additional ___________ Shares may be purchased commencing
___________.
         (b)  The Option granted hereby shall expire and terminate at 5:00 p.m.
local time in New York, New York on                   (the "Expiration Date") at
which time the Optionee shall have no further right to purchase any Shares not then purchased.
         2.  EXERCISE PRICE.  The exercise price of the Option shall be
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_______________ per Share, and shall be payable in cash or by certified check;
provided, however, that in lieu of payment in full in cash or by such check, the exercise price (or balance thereof) may be paid in full or in part by the delivery and transfer to the Company of Shares already owned by the Optionee and having a fair market value (as determined by the Board of Directors in its absolute discretion) equal to the cash exercise price (or balance thereof) for the number of Shares as to which the Option is being exercised. The Company shall pay all original issue or transfer taxes on the exercise of the Option.


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         3.  EXERCISE OF OPTION.  The Optionee shall notify the Company by
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registered or certified mail, return receipt requested,
addressed to its principal office, as to the number of Shares which he desires to purchase under the Option, which notice shall be accompanied by payment of the Option exercise price therefor as specified in Paragraph 2 above. As soon as practicable after the receipt of such notice, the Company shall, at its principal office or another mutually convenient location, tender to the Optionee certificates issued in the Optionee's name evidencing the Shares purchased by the Optionee hereunder.
         4.  CONDITIONS OF EXERCISE.
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             (a)  The Optionee shall have the right to exercise the Option only while he shall be in the full-time employ of the Company or any of its subsidiaries, except that if the Optionee's employment shall be terminated for any reason other than his death, the Option may be exercised at any time within three (3) months after the date of termination but only to the extent that it was exercisable upon such date of termination and in no event after the Expiration Date. If the Optionee shall have terminated his employment within one year of the date of the grant of the Option, the Option shall immediately terminate.
             (b) If the Optionee shall die while in the employ of the Company or any of its subsidiaries, this Option may be exercised, to the extent exercisable on the date of the Optionee's death, by his executor, administrator or other person at the time


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entitled by law to his rights under this Option, at any time within three (3)
months after such date of death, but in no event after the Expiration Date.
             (c)  Notwithstanding anything to the contrary contained herein, the aggregate fair market value, determined at the time of option grant, of the Shares with respect to which the Option, together with any other "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code ("ISO"), granted to the Optionee by the Company or any of its subsidiaries, may be first exercised in any calendar year, cannot exceed $100,000 plus any "unused carryover" from previous years. For purposes of this Agreement, "unused carryover" means the amount, computed separately for each calendar year, by which $100,000 exceeds the fair market value (determined at the time of grant) of all ISO's granted to the Optionee by the Company and its subsidiaries that first became exercisable and were in fact exercised by the Optionee in such year, reduced by the amount that such carryover may have been used in prior calendar years.
          5.  NON-ASSIGNABILITY OF OPTION.  The Optionee may not give, grant,
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sell, exchange, transfer legal title, pledge, assign or otherwise encumber or dispose of the Option herein granted or any interest therein, otherwise than by will or the laws of descent and distribution and, except as provided in Paragraph 4(b) hereof, the Option shall be exercisable only be the Optionee.
         6.  THE SHARES AS INVESTMENT.  By accepting the Option, the Optionee
             ------------------------
agrees for himself, his heirs and legatees that any

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and all Shares purchased upon the exercise thereof shall be acquired for investment and not for distribution, and upon the issuance of any or all of the Shares subject to the Option, the Optionee, or his heirs or legatees receiving such Shares, shall deliver to the Company a representation in writing that such Shares are being acquired in good faith for investment and not for distribution. The Company may place a "stop transfer" order with respect to such Shares with its transfer agent and may place an appropriate restrictive legend on the certificate(s) evidencing such Shares.
         7.  RESTRICTION ON ISSUANCE OF SHARES.  The Optionee shall, if so
             ---------------------------------
requested by the Company, represent and agree, in writing and in such form as the Company shall determine, that any securities purchased by the Optionee upon the exercise of this Option are being purchased for investment and not with a view to the distribution thereof, and shall make such other or additional representations and agreements and furnish such information as the Company may in its reasonable discretion deem necessary or desirable to assure compliance by the Company, on terms acceptable to the Company, with provisions of the Securities Act of 1933 and any other applicable legal requirements. If at any time the Company shall reasonably determine that the listing, registration or qualification of the Shares subject to this Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, are necessary or desirable in connection with the issuance or purchase

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of the Shares subject thereto, this Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. The Optionee shall have no rights against the Company if this Option is not exercisable by virtue of the foregoing provision. The certificate representing any securities issued pursuant to the exercise of this Option may, at the discretion of the Company, bear a legend in substantially the following form:

                   "The securities represented by this certificate have not been registered under the Securities Act of 1933. The securities have been acquired for investment and may not be pledged or hypothecated and may not be sold or transferred in the absence of an effective Registration Statement for the securities under the Securities Act of 1933 or an opinion of counsel to the Company that registration is not required under said Act. In the event that a Registration Statement becomes effective covering the securities or counsel to the Company delivers a written opinion that registration is not required under said Act, this certificate may be exchanged for a certificate free from this legend."


         8.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION.
             ------------------------------------------
             (a) In the event of changes in the outstanding Shares by reason of stock dividends, split-ups, recapitalizations, mergers, consolidations, combination, exchanges of shares, separations, reorganizations, liquidations and the like, the number of Shares issuable upon the exercise of the Option and the exercise price thereof shall be correspondingly adjusted by the Company. No adjustment shall be made, however, with respect to stock dividends or splits which do not exceed 5% in any fiscal year, cash dividends or the issuance to the Company's shareholders of rights

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to subscribe for additional Shares or other securities.
             (b)  Any adjustment in the number of Shares shall
apply proportionately to only the then unexercised portion of the Option. If fractional Shares would result from any such adjustment, the adjustment shall be revised to the next higher whole number.
          9.  NO RIGHTS AS SHAREHOLDERS.  The Optionee shall have no rights as a
              -------------------------
shareholder in respect of the Shares as to which the Option shall not have been exercised and payment made as herein provided.
         10.  EFFECT UPON EMPLOYMENT.  This agreement does not give nor shall it
              ----------------------
be construed as giving the Optionee any right to continued employment by the Company or any of it subsidiaries.
        11.  CONFLICT BETWEEN OPTION AGREEMENT AND 1996 PLAN.  In the event
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there are any conflicts between this Agreement and the terms and conditions of the 1996 Plan, the terms and conditions of the 1996 Plan shall control.
        12.  BINDING EFFECT.  Except as herein otherwise expressly provided,
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this Agreement shall be binding upon and shall inure to the benefit of the parties hereto, their legal representatives and assigns.
        13.  GOVERNING LAW.  This agreement shall be governed by and construed
             -------------
in accordance with the laws of the State of New Jersey applicable to agreements made and to be performed wholly within the State of New Jersey.

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        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                                  CANTEL INDUSTRIES, INC.

                              By:
                                 --------------------------------
                                  James P. Reilly, President




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